UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2011

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K for Solutia Inc., which was originally filed with the Securities and Exchange Commission on June 13, 2011 (the “Original 8-K”), to add a description of certain of the terms of the Rule 10b5-1 trading plan entered into by Mr. Jeffry N. Quinn.  Except to the extent expressly set forth herein, this Current Report on Form 8-K/A speaks as of the filing date of the Original 8-K.

ITEM 8.01.                      OTHER EVENTS.

Solutia Inc. (the “Company”) issued a press release today to announce that Mr. Jeffry N. Quinn, the Company’s Chairman, CEO and President entered into both a variable forward sale contract and an individual pre-arranged stock trading plan for personal financial management purposes. Mr. Quinn has filed a Form 4 with the Securities and Exchange Commission (“SEC”) to report the entry into his variable forward sale contract.  Mr. Quinn’s pre-arranged stock trading plan (the “Plan”), intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, provides for the sale of up to 12,500 shares a month beginning July 15, 2011, at prevailing market prices, subject to an initial floor price of $24.00.  The floor price under Mr. Quinn’s Plan, increases by one dollar on the first day of each subsequent calendar quarter through the end of the Plan period which is December 31, 2012, or the Plan’s earlier termination in accordance with the terms of the Plan.  Mr. Quinn currently beneficially owns 1,424,223 shares of the Company’s common stock, including vested and unvested shares of restricted stock and exercisable stock options and including the shares pledged under the variable forward sale contract. Additionally, a total of 206,920 shares of restricted stock are expected to vest during the term of Mr. Quinn’s Plan.  The press release also announces that Mr. James M. Sullivan, the Company’s Executive Vice President and Chief Financial Officer and Mr. James R. Voss, the Company’s Executive Vice President and Chief Operating Officer have entered into individual pre-arranged stock trading plans for personal financial management purposes.  A copy of the press release is attached hereto as Exhibit 99.1.

Transactions made pursuant to each of the individual pre-arranged stock trading plans will be reported to the SEC in accordance with applicable securities laws, rules and regulations.

The Company does not undertake to report Rule 10b5-1 plans or any other stock contracts or transactions that may be adopted or effected by any officer or director, or to report any modifications or termination of any publicly announced trading plan or contract or transaction, except to the extent required by applicable law.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:
Exhibit Number	Description
99.1	Press Release dated June 13, 2011

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
(Registrant)
/s/ Paul J. Berra, III
Senior Vice President, Legal and Governmental Affairs and General Counsel

DATE: June 14, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 13, 2011